Exhibit 10.1

FORM OF

SECOND AMENDMENT TO

AMENDED AND RESTATED CREDIT AGREEMENT

THIS SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (the “Second Amendment”) is dated as of                 , 2010, and is made by and among PVR FINCO LLC, a Delaware limited liability company (the “Borrower”), the GUARANTORS (individually a “Guarantor” and collectively, the “Guarantors”), the FINANCIAL INSTITUTIONS PARTY HERETO (individually a “Lender” and collectively, the “Lenders”), BANK OF AMERICA, NA, BNP PARIBAS AND WELLS FARGO BANK, NATIONAL ASSOCIATION, successor in interest by merger to Wachovia Bank, National Association, each in its capacity as a documentation agent, BRANCH BANKING AND TRUST COMPANY, SOCIÉTÉ GÉNÉRALE AND UNION BANK, N.A., each in its capacity as a senior managing agent, and PNC BANK, NATIONAL ASSOCIATION, in its capacity as administrative agent for the Lenders (the “Agent”). PNC Capital Markets LLC and RBC Capital Markets are Joint Lead Arrangers, and PBC Capital Markets is Syndication Agent under the Credit Agreement (defined below).

RECITALS:

WHEREAS, the Borrower, the Guarantors, the Lenders and the Agent are parties to that certain Amended and Restated Credit Agreement, dated as of August 5, 2008, as amended by that certain First Amendment to Amended and Restated Credit Agreement, dated as of March 27, 2009, among the Borrower, the Guarantors, the Lenders and the Agent (as amended, the “Credit Agreement”); unless otherwise defined herein, capitalized terms used herein shall have the meanings given to them in the Credit Agreement;

WHEREAS, immediately prior to March 31, 2010, Penn Virginia Corporation, a Virginia corporation (“Penn Virginia Corporation”), beneficially owned, through one or more of its Subsidiaries, 20,077,429 common units (collectively, the “Common Units”) representing limited partnership interests in Penn Virginia GP Holdings, L.P. (“PVG”);

WHEREAS, pursuant to a Consent under Amended and Restated Credit Agreement, dated as of March 21, 2010 (the “Consent”), each of the Lenders and the Agent consented to the offer and sale (the “Previous Sale”) by Penn Virginia Corporation, through one or more of its Subsidiaries, of up to 13,384,952 of the Common Units on the terms and conditions set forth therein;

WHEREAS, Penn Virginia Corporation offered and sold an aggregate of 11,250,000 Common Units in the Previous Sale and beneficially owns as of the date hereof, through one or more of its Subsidiaries, (i) 8,827,429 Common Units and (ii) 100% of the member interests of PVG GP, LLC, the sole general partner of PVG (the “PVG General Partner”);

WHEREAS, PVG owns as of the date hereof (i) 19,587,049 common units representing limited partnership interests in Penn Virginia Resource Partners, L.P. (“Parent”) and (ii) 100% of the membership interests of Penn Virginia Resource GP, LLC, the sole general partner of Parent (the “General Partner”);

WHEREAS, Penn Virginia Corporation, through one or more of its Subsidiaries, currently intends to (i) directly or indirectly contribute 100% of its general partnership interests in the PVG General Partner to PVG (the “PVG General Partnership Contribution”) and (ii) offer and sell up to an aggregate of 8,827,429 Common Units remaining in one or more underwritten offerings registered under the Securities Act of 1933, as amended (the “Common Unit Sale”);

WHEREAS, Section 1.1 of the Credit Agreement defines “Change of Control” to mean “any one or more of the following events shall occur: (i) Penn Virginia Corporation shall fail to own, directly or indirectly, or fail to have full right to vote greater than 51% of, the general partnership interest of the General Partner, (ii) the Parent shall fail to own, directly or indirectly, 100% of the member interests of the Borrower or (iii) a Parent Change of Control.”;

WHEREAS, Section 8.1.12 of the Credit Agreement provides that a “Change of Control” shall constitute an Event of Default;

WHEREAS, the PVG General Partnership Contribution would result in a “Change of Control” under the Credit Agreement, resulting in a Potential Default or Event of Default and the Consent requires, prior to the Borrower making the PVG General Partnership Contribution or commencing the Common Unit Sale, that the Borrower enter into a consent or amendment of the Credit Agreement permitting the PVG General Partnership Contribution and the Common Unit Sale;

WHEREAS, $300,000,000 of unsecured Indebtedness has been issued in connection with note offering(s) pursuant to the provisions of Section 7.2.1(viii);

WHEREAS, Borrower requests that the additional amount of unsecured Indebtedness that may be issued within the parameters of Section 7.2.1(viii) be reset to $300,000,000;

WHEREAS, the Borrower and the Guarantors have requested that the Lenders agree to amend the Credit Agreement in order to revise the definition of Change of Control, to increase the amount permitted under Section 7.2(viii) and to consent to the PVG General Partnership Contribution and the Common Unit Sale, all pursuant to the terms and subject to the applicable conditions set forth herein, and the Required Lenders have agreed to amend the Credit Agreement and consent to the PVG General Partnership Contribution and Common Unit Sale as hereinafter provided.

NOW, THEREFORE, in consideration of the foregoing and intending to be legally bound, and incorporating the above-defined terms herein, the parties hereto agree as follows:

1. Recitals. The foregoing recitals are true and correct and incorporated herein by reference.

2. Amendment to Credit Agreement.

(a) New Definition. The following new definitions are hereby inserted in Section 1.1 of the Credit Agreement in alphabetical order:

“PVG shall mean Penn Virginia GP Holdings, L.P., a Delaware limited partnership.

PVG General Partner shall mean PVG GP, LLC, a Delaware limited liability company.”

(b) Existing Definition.

(i) The definition of Change of Control contained in Section 1.1 of the Credit Agreement is hereby amended and restated as follows:

“Change of Control shall mean:

(i) the Parent shall fail to own, directly or indirectly, 100% of the member interests of the Borrower;

(ii) Any sale, lease, exchange or other transfer (in one or a series of related transactions) of all or substantially all of the assets of the PVG General Partner, PVG, the General Partner or Parent to any Person other than Borrower or its Affiliates;

(iii) Any Person or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) other than Borrower or its Affiliates becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of (A) equity securities of the PVG General Partner or the General Partner representing more than 50% of the combined voting power of the PVG General Partner or the General Partner or (B) equity securities of PVG or the Parent representing more than 75% of the combined voting power of PVG or the Parent; or

(iv) The equity security holders of PVG, the General Partner or the Parent approve the consummation of a merger or consolidation of PVG, the General Partner or the Parent with any other entity, other than a merger or consolidation (A) with Borrower or any other Subsidiary of PVG or the Parent or (B) which would result in the voting securities of PVG, the General Partner or the Parent immediately outstanding prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least 75% of the combined voting power of the voting securities of PVG, the General Partner or the Parent outstanding immediately after such merger or consolidation.”

(c) Amendment to Negative Covenant. Section 7.2.1(viii) of the of the Credit Agreement is hereby amended by deleting the reference to “$300,000,000” contained therein and replacing it with “$600,000,000”.

3. Consent to Permit General Partnership Contribution; PVR General Partnership Contribution and Common Unit Sale.

(i) Notwithstanding the entry into and consummation of the PVG General Partnership Contribution and the Common Unit Sale, each and every provision of the Credit Agreement and any other Loan Document that restricts or limits Penn Virginia Corporation or any of its Subsidiaries or Affiliates from entering into or consummating, or would be violated by Penn Virginia Corporation or any of its Subsidiaries or Affiliates entering into or consummating, the PVG General Partnership Contribution or the Common Unit Sale, including without limitation, the provisions of Section 8.1.12 (providing that a Change of Control shall constitute a Default), is hereby consented to and waived insofar as necessary to permit Penn Virginia Corporation or any of its Subsidiaries or Affiliates to enter into and consummate the PVG General Partnership Contribution and the Common Unit Sale.

4. Conditions to Effectiveness. The amendments and consent contained in Sections 2 and 3 of this Second Amendment shall become effective upon satisfaction of each of the following conditions being satisfied to the satisfaction of the Agent:

(a) Execution and Delivery of Second Amendment. The Borrower, the Guarantors, the Required Lenders and the Agent shall have executed this Second Amendment, and all other documentation necessary for effectiveness of this Second Amendment shall have been executed and delivered all to the satisfaction of the Borrower, the Required Lenders and the Agent.

(b) Organization, Authorization and Incumbency. There shall be delivered to the Agent for the benefit of each Lender a certificate, dated the date hereof and signed by the Secretary or an Assistant Secretary of each Loan Party, certifying as appropriate as to:

(i) all action taken by such party in connection with this Second Amendment and the other Loan Documents together with resolutions of the General Partner on behalf of each of Loan Parties evidencing same;

(ii) the names of the officer or officers authorized to sign this Second Amendment and the other documents executed and delivered in connection herewith and the true signatures of such officer or officers and specifying the Authorized Officers permitted to act on behalf of the Loan Parties for purposes of the Loan Documents and the true signatures of such officers, on which the Agent and each Lender may conclusively rely; and

(iii) copies of its organizational documents, including its certificate of incorporation, bylaws, certificate of limited partnership, partnership agreement, certificate of formation and limited liability company agreement, in each case as in effect on the date hereof, certified by the appropriate state official where such documents are filed in a state office together with certificates from the appropriate state officials as to the continued existence and good standing of the Borrower in each state where organized or qualified to do business, provided, however, that the Loan Parties may, in lieu of delivering copies of the foregoing organizational documents and good standing certificates, certify that the organizational documents and good standing certificates previously delivered by the Loan Parties to the Agent remain in full force and effect and have not been modified, amended, or rescinded.

(c) Transaction Documentation. The Borrower shall cause to be delivered to the Agent copies of documents that relate to the PVG General Partnership Contribution and such other documentation as the Agent may reasonably request, all of which shall be satisfactory to the Agent.

(d) Material Adverse Change; Litigation. Each of the Loan Parties shall provide a certificate that represents and warrants to the Agent and the Lenders that by its execution and delivery hereof to the Agent, after giving effect to this Second Amendment and the transactions contemplated herein:

(i) no Material Adverse Change shall have occurred with respect to the Borrower or any of the Loan Parties since the Closing Date of the Credit Agreement; and

(ii) there are no actions, suits, investigations, litigation or governmental proceedings pending or, to the Loans Parties’ knowledge, threatened against any of the Loan Parties that could reasonably be expected to result in a Material Adverse Change or relate to any of the transactions contemplated herein or in the Consent.

(e) Officer’s Certificate. There shall be delivered to the Agent a certificate of the Loan Parties, dated the date hereof and signed by the Chief Executive Officer, President, Vice President or Chief Financial Officer of each Loan Party, certifying that: (i) the representations and warranties of the Borrower contained in Article 5 of the Credit Agreement shall be true and accurate on and as of the date hereof with the same effect as though such representations and warranties had been made on and as of the date hereof (except representations and warranties which relate solely to an earlier date or time, which representations and warranties shall be true and correct on and as of the specific dates or times referred to therein), (ii) the Loan Parties shall have performed and complied with all covenants and conditions of the Credit Agreement and this Second Amendment and (iii) no Event of Default or Potential Default under the Credit Agreement shall have occurred and be continuing or shall exist.

(f) Consents and Approvals. No consent, approval, exemption, order or authorization of, or a registration or filing with, any Official Body or any other Person is required by any Law or any agreement in connection with the execution, delivery and carrying out of this Second Amendment by any Loan Party other than such consents, approvals, exemptions, orders or authorizations that have already been obtained.

(g) Fees. The Borrower shall have paid to the Agent any fees and expenses due and payable to the Agent and the Lenders and the reasonable costs and expenses of the Agent including, without limitation, reasonable fees of the Agent’s counsel in connection with this Amendment.

5. Miscellaneous.

(a) Representations and Warranties. By its execution and delivery hereof to the Agent, each of the Loan Parties represents and warrants to the Agent and the Lenders that such Loan Party has duly authorized, executed and delivered this Second Amendment.

(b) Full Force and Effect. All provisions of the Credit Agreement remain in full force and effect on and after the date hereof except as expressly amended hereby. The parties do not amend any provisions of the Credit Agreement except as expressly amended hereby.

(c) Counterparts. This Second Amendment may be signed in counterparts (by facsimile transmission or otherwise) but all of such counterparts together shall constitute one and the same instrument.

(d) Incorporation into Credit Agreement. This Second Amendment shall be incorporated into the Credit Agreement by this reference. All representations, warranties, Events of Default and covenants set forth herein shall be a part of the Credit Agreement as if originally contained therein.

(e) Governing Law. This Second Amendment and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflict of laws principles.

(f) Payment of Fees and Expenses. The Borrower unconditionally agrees to pay and reimburse the Agent and save the Agent harmless against liability for the payment of all out-of-pocket costs, expenses and disbursements, including without limitation, to the Agent for itself the reasonable costs and expenses of the Agent including, without limitation, the reasonable fees and expenses of counsel incurred by the Agent in connection with the development, preparation, execution, administration, interpretation or performance of this Second Amendment and all other documents or instruments to be delivered in connection herewith.

(g) No Novation. Except as amended hereby, all of the terms and conditions of the Credit Agreement and the other Loan Documents shall remain in full force and effect. Borrower, the Guarantors, each Lender, and the Agent acknowledge and agree that this Second Amendment is not intended to constitute, nor does it constitute, a novation, interruption, suspension of continuity, satisfaction, discharge or termination of the obligations, loans, liabilities, or indebtedness under the Credit Agreement or the other Loan Documents.

[SIGNATURE PAGES FOLLOW]

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

IN WITNESS WHEREOF, the parties hereto, by their officers thereunto duly authorized, have executed this Second Amendment as of the day and year first above written.

BORROWER

PVR FINCO LLC

By:		(SEAL)
Name:	Robert B. Wallace
Title:	Executive Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

GUARANTORS:

PENN VIRGINIA OPERATING CO., LLC

CONNECT GAS GATHERING, LLC

CONNECT ENERGY SERVICES, LLC

CONNECT GAS PIPELINE LLC

CONNECT NGL PIPELINE, LLC

DULCET ACQUISITION LLC

FIELDCREST RESOURCES LLC

K RAIL LLC

LOADOUT LLC

PVR CHEROKEE GAS PROCESSING LLC

PVR EAST TEXAS GAS PROCESSING, LLC

PVR NORTH TEXAS GAS GATHERING, LLC

PVR GAS PIPELINE, LLC

PVR GAS PROCESSING LLC

PVR HAMLIN I, LLC

PVR HAMLIN II, LLC

PVR HAMLIN, L.P.

By:	PVR Hamlin I, LLC,
its sole general partner

PVR HYDROCARBONS LLC

PVR MIDSTREAM LLC

PVR GAS RESOURCES, LLC

PVR NATURAL GAS GATHERING LLC

PVR LAVERNE GAS PROCESSING, LLC

PVR OKLAHOMA NATURAL GAS GATHERING LLC

SUNCREST RESOURCES LLC

TONEY FORK LLC

WISE LLC

By:			(SEAL)
Name:	Robert B. Wallace
Title:	Executive Vice President

PENN VIRGINIA RESOURCE PARTNERS, L.P.

By:	Penn Virginia Resource GP, LLC, its sole general partner

	By:		(SEAL)
	Name:	Robert B. Wallace
	Title:	Executive Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

PNC BANK, NATIONAL ASSOCIATION, individually and as Agent

By:
Name:	Richard C. Munsick
Title:	Senior Vice President

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS:

BANK OF AMERICA, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF OKLAHOMA, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BARCLAYS BANK PLC

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BMO CAPITAL MARKETS FINANCING, INC.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BNP PARIBAS

By:
Name:
Title:

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

BRANCH BANKING AND TRUST COMPANY

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

COMERICA BANK

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

TD BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

CAPITAL ONE, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

FORTIS CAPITAL CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

ROYAL BANK OF CANADA

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

SOCIÉTÉ GÉNÉRALE

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

U.S. BANK NATIONAL ASSOCIATION

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UBS LOAN FINANCE LLC

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

UNION BANK, N.A.

By:
Name:
Title:

[SIGNATURE PAGE TO PVR FINCO LLC

SECOND AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION

By:
Name:
Title: